EXHIBIT 10.63

                              TERMINATION AGREEMENT

         THIS TERMINATION AGREEMENT (the "Agreement") is made and entered into effective as of March 28, 2005, by and between KRONOS ADVANCED TECHNOLOGIES, INC. a Nevada Corporation (the "Company"), and CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (the "Investor").

                                    Recitals:

         WHEREAS, the Company and the Investor entered into an standby equity distribution t agreement (the "Standby Equity Distribution Agreement"); a registration rights agreement (the "Registration Rights Agreement") and an escrow agreement all of which are date as of January 28, 2005 (the "Escrow Agreement"). (Collectively, the Standby Equity Distribution Agreement, the Registration Rights Agreement, and the Escrow Agreement are referred to as the "Transaction Documents."

         NOW, THEREFORE, in consideration of the promises and the mutual promises, conditions and covenants contained herein and in the Transaction Documents and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. Termination. Each of the parties to this Agreement hereby terminates the Transaction Documents and the respective rights and obligations contained therein. As a result of this provision, none of the parties shall have any rights or obligations under or with respect to the Transaction Documents.


         IN WITNESS WHEREOF, the parties have signed and delivered this Termination Agreement on the date first set forth above.

                                              KRONOS ADVANCED TECHNOLOGIES, INC.

                                                By:  /s/ Daniel R. Dwight
                                                     ---------------------------
                                              Name:   Daniel R. Dwight
                                             Title:   President and CEO

                                                    CORNELL CAPITAL PARTNERS, LP

                                                By: Yorkville Advisors, LLC
                                               Its: General Partner

                                                By: /s/ Mark A. Angelo
                                                    ----------------------------
                                              Name:   Mark A. Angelo
                                             Title:   Portfolio Manager